Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of April 26, 2006, is among RADIO ONE, INC., a Delaware corporation (the “Borrower”), the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this First Amendment, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
R E C I T A L S:
     A. The Borrower, the Administrative Agent, Bank of America, N.A., as Syndication Agent, and Credit Suisse, Merrill Lynch, Pierce Fenner & Smith Incorporated, and SunTrust Bank, as Co-Documentation Agents, and the several Lenders parties thereto entered into that certain Credit Agreement dated as of June 13, 2005 (as the same may be amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     B. The Borrower has advised the Administrative Agent that it desires to amend the Credit Agreement to modify certain financial covenants and reporting requirements of Reach Media under the Credit Agreement.
     C. The Required Lenders parties to this First Amendment are willing to agree to the above-described amendments, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.
     NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:
ARTICLE I
Amendments
     Section 1.01 Amendment to Section 5.01(c). Section 5.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
     (c) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Reach Media, and within 90 days after the end of each fiscal year of Reach Media, the consolidated balance sheet of Reach Media and its Subsidiaries and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter or fiscal year and the then elapsed portion of the fiscal year, if applicable, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Reach Media and its consolidated
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Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, along with a report with financial information sufficient to reflect the financial condition of Reach Media and its Subsidiaries net of any intercompany transactions with the Borrower and the other Subsidiaries, in form and substance satisfactory to the Administrative Agent; provided, that the Borrower shall not be required to provide any such comparative figures or financial information in respect of any period or periods prior to the date of the Borrower’s initial investment in Reach Media;
     Section 1.02 Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     (a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio at any time during any period set forth below to be less than the ratio set forth opposite such period:

Period	Ratio
January 1, 2006 through and including December 31, 2007	1.90 to 1.00
January 1, 2008 through and including December 31, 2008	2.25 to 1.00
January 1, 2009 and thereafter	2.50 to 1.00
     Section 1.03 Amendment to Section 6.01(b). Section 6.01(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     (b) Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio at any time during any period set forth below to be more than the ratio set forth opposite such period:

Period	Ratio
January 1, 2006 through and including March 31, 2006	6.50 to 1.00
April 1, 2006 through and including December 31, 2007	7.00 to 1.00
January 1, 2008 and thereafter	6.00 to 1.00
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ARTICLE II
Conditions Precedent
     Section 2.01 Conditions Precedent. The parties hereto agree that this First Amendment and the amendment to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of this First Amendment. The Administrative Agent shall have received a copy of this First Amendment executed and delivered by each of the applicable Loan Parties and by all the Required Lenders and each of the conditions set forth in clauses (b) through (e) below shall have been satisfied.
     (b) Representations and Warranties. Each of the representations and warranties made in this First Amendment shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this First Amendment.
     (c) Amendment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender executing this First Amendment a nonrefundable amendment fee in the amount of 0.05% of the sum of (i) such Lender’s Revolving Commitment plus (ii) such Lender’s Term Loan.
     (d) Fees and Expenses. The Borrower shall pay the invoiced fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment and all transactions contemplated hereby and thereby.
     (e) Other Documents and Instruments. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
ARTICLE III
Representations and Warranties
     Section 3.01 Representations and Warranties. To induce the Administrative Agent and the several Lenders parties hereto to enter into this First Amendment and to grant the amendments contained herein, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Authorization; No Contravention. The execution, delivery and performance by the applicable Loan Parties of this First Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Obligation to which any Loan
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Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Loan Party is a party or its property is subject, or (iii) violate any requirement of law.
     (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this First Amendment.
     (c) No Default. After giving effect to this First Amendment, no Default or Event of Default exists under any of the Loan Documents. No Loan Party is in default under or with respect to (i) its charter documents or (ii) any Material Indebtedness of such Person. The execution, delivery and performance of this First Amendment shall not result in any default under any Material Indebtedness of any Loan Party in any respect.
     (d) Binding Effect. This First Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Loan Parties that are parties thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.
     (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the amendments contemplated in this First Amendment, as if such representations and warranties were being made on and as of the date hereof, in each case except to the extent any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.
ARTICLE IV
Miscellaneous
     Section 4.01 Ratification of Loan Documents. Except for the specific amendments expressly set forth in this First Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this First Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document.
     Section 4.02 Fees and Expenses. The Borrower agrees to pay promptly following demand therefor all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this First Amendment, and any
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other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.
     Section 4.03 Headings. Article, section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
     Section 4.04 Applicable Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     Section 4.05 Counterparts and Effective Date. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment shall become effective when the Administrative Agent has received counterparts of this First Amendment executed by the Borrower and the Required Lenders and each of the conditions precedent set forth in Article II above has been satisfied (the “Effective Date”).
     Section 4.06 Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, each of the Guarantors hereby consent to the execution and delivery of this First Amendment and reaffirm their respective obligations under the Guarantee and Collateral Agreement.
     Section 4.07 Confirmation of Loan Documents and Liens. As a material inducement to the Lenders to agree to amend the Credit Agreement as set forth herein, the Borrower and Guarantors hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Guarantee and Collateral Agreement and the Liens granted under the Guarantee and Collateral Agreement, (ii) agree that the execution, delivery and performance of this First Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledge and agree that the Liens granted under the Guarantee and Collateral Agreement secure (A) the payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and (B) the performance and observance by the Borrower and the other Loan Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby.
     Section 4.08 References to the Credit Agreement. Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.
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     Section 4.09 Final Agreement. THIS FIRST AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank]
FIRST AMENDMENT TO CREDIT AGREEMENT — PAGE 6

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

BORROWER: RADIO ONE, INC.
By:	/s/ SCOTT R. ROYSTER
	Name:	SCOTT R. ROYSTER
	Title:	EXECUTIVE VP & CFO

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OTHER GUARANTORS
(for purposes of Article IV hereof):

RADIO ONE, INC.
RADIO ONE LICENSES, LLC
BELL BROADCASTING COMPANY
RADIO ONE OF DETROIT, LLC
RADIO ONE OF ATLANTA, LLC
ROA LICENSES, LLC
RADIO ONE OF CHARLOTTE, LLC
CHARLOTTE BROADCASTING, LLC
RADIO ONE OF NORTH CAROLINA, LLC
RADIO ONE OF AUGUSTA, LLC
RADIO ONE OF BOSTON, INC.
RADIO ONE OF BOSTON LICENSES, LLC
RADIO ONE OF INDIANA, LLC
RADIO ONE OF TEXAS I, LLC
RADIO ONE OF TEXAS II, LLC
BLUE CHIP BROADCASTING, LTD.
BLUE CHIP BROADCASTING LICENSES, LTD.
SATELLITE ONE, L.L.C.
HAWES-SAUNDERS BROADCAST
     PROPERTIES, INC.
RADIO ONE OF DAYTON LICENSES, LLC
NEW MABLETON BROADCASTING
     CORPORATION
RADIO ONE MEDIA HOLDINGS, LLC

By:	/s/ SCOTT R. ROYSTER
	Name:	SCOTT R. ROYSTER
	Title:	EXECUTIVE VP & CFO

RADIO ONE OF INDIANA, L.P. By: Radio One, Inc., its general partner
By:	/s/ SCOTT R. ROYSTER
	Name:	SCOTT R. ROYSTER
	Title:	EXECUTIVE VP & CFO

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RADIO ONE OF TEXAS, L.P. By: Radio One of Texas I, LLC, its general partner
By:	/s/ SCOTT R. ROYSTER
	Name:	SCOTT R. ROYSTER
	Title:	EXECUTIVE VP & CFO

SYNDICATION ONE, INC.
By:	/s/ SCOTT R. ROYSTER
	Name:	SCOTT R. ROYSTER
	Title:	EXECUTIVE VP & CFO

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ADMINISTRATIVE AGENT, SYNDICATION AGENT, CO-DOCUMENTATION AGENTS, ISSUING BANK AND LENDERS: WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and as a Lender
By:	/s/ RUSS LYONS
	Name:	RUSS LYONS
	Title:	Director

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BANK OF AMERICA, N.A., as Syndication Agent, Issuing Bank and as a Lender
By:	/s/ TODD SHIPLEY
	Name:	Todd Shipley
	Title:	Senior Vice President

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Co-Documentation Agent and as a Lender
By:	/s/ DOREEN BARR, DENISE L. ALVAREZ
	Name:	DOREEN BARR, DENISE L. ALVAREZ
	Title:	VICE PRESIDENT, ASSOCIATE

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MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED, as Co-Documentation Agent
By:	/s/ NANCY MEADOWS
	Name:	Nancy Meadows
	Title:	Vice President

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SUNTRUST BANK, as Co-Documentation Agent and as a Lender
By:	/s/ BRIAN COMBS
	Name:	Brian Combs
	Title:	Director

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MERRILL LYNCH CAPITAL CORPORATION, as a Lender
By:	/s/ NANCY MEADOWS
	Name:	NANCY MEADOWS
	Title:	Vice President

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ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ ANDREW WYNN
	Name:	Andrew Wynn
	Title:	Managing Director

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BANK OF SCOTLAND, as a Lender
By:	/s/ KAREN WEICH
	Name:	KAREN WEICH
	Title:	ASSISTANT VICE PRESIDENT

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THE BANK OF NEW YORK, as a Lender
By:	/s/ EDWARD M. VIETOR
	Name:	Edward M. Vietor
	Title:	Vice President

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CALYON NEW YORK BRANCH, as a Lender
By:	/s/ TANYA CROSSLEY
	Name:	Tanya Crossley
	Title:	Managing Director

By:	/s/ JOHN MCCLOCKEY
	Name:	John McClockey
	Title:	Managing Director

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ KARL KIEFFER
	Name:	Karl Kieffer
	Title:	Duly Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ CHRISTOPHA VOHMANN
	Name:	Christopha Vohmann
	Title:	Vice President

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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Lender
By:	/s/ MICHAEL PHELAN
	Name:	Michael Phelan
	Title:	Executive Director

By:	/s/ BRETT DELFINO
	Name:	Brett Delfino
	Title:	Executive Director

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NATIONAL CITY BANK, as a Lender
By:	/s/ ELIZABETH A. BROSKY
	Name:	ELIZABETH A. BROSKY
	Title:	VICE PRESIDENT

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ALLIED IRISH BANK PLC, as a Lender
By:	/s/ JOSEPH S. AUGUSTINI
	Name:	Joseph S. Augustini
	Title:	Vice President

By:	/s/ ROISIN O'CONNELL
	Name:	Roisin O'Connell
	Title:	Vice President

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CREDIT INDUSTRIEL et COMMERCIAL, as a Lender
By:	/s/ MARCUS EDWARD, BRIAN O'LEARY
	Name:	Marcus Edward, Brian O'Leary
	Title:	Vice President, Vice President

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COMMERZBANK AG, New York and Grand Cayman Branches, as a Lender
By:	/s/ ISABEL S. ZEISSIG
	Name:	Isabel S. Zeissig
	Title:	Vice President

By:	/s/ CHARLES W. POLET
	Name:	Charles W. Polet
	Title:	Assisant Treasurer

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HARRIS NESBITT FINANCING, INC., as a Lender
By:	/s/ MICHAEL SILVERMAN
	Name:	Michael Silverman
	Title:	Managing Director

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ING CAPITAL, LLC, as a Lender
By:	/s/ WILLIAM C. JAMES
	Name:	William C. James
	Title:	Managing Director

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MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ RAYMOND VENTURA
	Name:	Raymond Ventura
	Title:	Deputy General Manager

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SUMITOMO MITSUI BANKING CORPORATION, NEW YORK, as a Lender
By:	/s/ SHIGERU TSURU
	Name:	Shigeru Tsuru
	Title:	Joint General Manager

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UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ ERIK ALLEN
	Name:	ERIK ALLEN
	Title:	AVP

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ KEITH KUBOTA
	Name:	Keith Kubota
	Title:	Vice President

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BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender
By:	/s/ ANNA GILLER
	Name:	Anna Giller
	Title:	Vice President

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WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ JOHN GILSENAN
	Name:	John Gilsenan
	Title:	Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. as a Lender
By:	/s/ ANNA GILLER
	Name:	Anna Giller
	Title:	Vice President

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AIB DEBT MANAGEMENT LIMITED, as a Lender
By:	/s/ JOSEPH AUGUSTINI
	Name:	Joseph Augustini
	Title:	Vice President
Investment Advisor to AIB Debt Management, Limited

By:	/s/ ROISIN O'CONNELL
	Name:	Roisin O'Connell
	Title:	Vice President
Investment Advisor to AIB Debt Management, Limited

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